January 2026 ←

GameSquare
Business Update


GAMESQUARE
Nasdaq

Forward Looking Statement

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements relate, among other things, to: the Company's future performance, the success of the acquisition, and integration, the benefits of the Company's divestiture of Frankly and restructuring efforts, revenue, growth and profitability; and the Company's ability to execute on its current and future business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability.

Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the Company's ability to grow its business and being able to execute on its business plans, the financial and business benefits of acquisitions, divestitures, and restructuring efforts, the success of Company's vendors and partners in their provision of services to the Company, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company's ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company's portfolio across entertainment and media platforms, dependence on the Company's key personnel and general business, economic, competitive, political and social uncertainties. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company's most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

GAMESQUARE MARKET TRENDS AND TAM

GLOBAL VIDEO GAME MARKET
(Billions, USD, 2021 -2025)

$180 | 12% CAGR | $284

U.S. DIGITAL ADVERTISING SPENDING
(Billions, USD, 2021-2025)

$211 | 13% CAGR | $342

U.S. INFLUENCER MARKETING PLATFORM MARKET
(Billions, USD, 2021-2025)

$2.1 | 28% CAGR | $5.5

$230B+ TAM
GLOBAL GAMING MARKET

60-65%
REVENUE ACTIVITY THROUGH INFLUENCERS

10-15%
REVENUE SPEND ON MARKETING

$23-35B
TARGET

Sources: Newzoo, eMarketer, Grand View Research

The GameSquare Ecosystem

DATA & ANALYTICS

STREAM HATCHET

- Preeminent streaming and social data provider
- Community curation
- Creator deployment

TALENT NETWORK

CLICK

- 75 talent under contract
- The Boys 6MM YouTube subs
- Australia / US
- Expanding presence in US

AGENCY SERVICES

ZONED

GSX

- End-to end solutions
- Strategy, creative, production, media
- Gaming focus

OWNED & OPERATED IP

SpongeBob SquarePants

Barnes & Noble College

BOYS

- Premiere esports org
- SpongeBob in Fortinite
- Proprietary programs & experiences

Technology



Creating the gaming industry's premier **end-to-end creator analytics and marketing platform.**

Deploy and measure with confidence.

CAPCOM ESPORTS WORLD CUP UBISOFT

UNIFIED DATAFLOW STORY

We turn fragmented streaming data into one clear view, helping brands and creators make smarter decisions.

ACCELERATED INNOVATION

New platforms and tools are integrated continuously, turning insights into real-time action.

MARKET LEADERSHIP

Our data and expertise set the standard for understanding audiences and creator performance.

New Acquisition: CLICK

Annualized 2H 2025 Est.

$14.5M Revenue

$1.2M EBITDA

Global Creator Network

Click represents top-tier talent and influencers, with deep roots in global markets across a variety of industries and communities.

Brand Partnership Expertise

Click has a proven track record of delivering large scale, creator-led campaigns and activations for major global brands *(Maybelline, McDonald's, etc.)*.

Strategic Fit

Click enhances GameSquare's talent, media, and content ecosystem while unlocking new revenue and growth opportunities.

Talent & Creators

CLICK



Click is our next-generation talent management and influencer marketing agency connecting global brands with the most impactful digital creators. From premium creator partnerships to mass creator deployment, Click operates across the full creator spectrum.

MAYBELLINE NEW YORK OPTUS VODKA CRUISER

TALENT REPRESENTATION

Managing and growing top-tier creator careers through strategy, content, and partnerships.

CREATOR DEPLOYMENT

Delivering end-to-end influencer campaigns that connect brands with the right audiences, on mass.

CREATIVE & PRODUCTION

Developing and producing high-quality content that amplifies creator voices and enhances brand impact across platforms.

Agency Services

ZONED
GSX
FOURTH FRAME STUDIOS



Delivering end-to-end agency services designed to drive cultural relevance and measurable business impact.

EPIC GAMES | Paramount | ROBLOX | Jack in the box | Mastercard

> "Your full service creative & production team, rooted in internet culture."

STRATEGY | CREATIVE | EXPERIENCES | CONTENT | PRODUCT | MEDIA

FAZE esports BY THE NUMBERS

728.8M	15.3M	130.6M	+287K
TOTAL **IMPRESSIONS**	TOTAL **ENGAGEMENTS**	TOTAL **VIEWS**	**FOLLOWERS** GAINED
^528% from 2024	^350% from 2024	^125% from 2024	^388% from 2024


THE CRAZIEST BLACK OPS
WEAPON BLUEPRINT

5.9M VIEWS


5 PROS
VS
NOOBS

3.7M VIEWS


in CS

7.2M VIEWS



2.2M VIEWS



790K VIEWS

GameSquare is Built for the Next Generation

We doubled down on the Creator economy
1

Our brands are embedded deeper
2

We accelerated our pipeline
3

Our on-chain strategy is live
4

We now sit at the intersection of **culture and capital**, uniquely positioned to capture the next generation of consumers driving trillions in spend through new-age media

Our
Biggest Moments.

With the
Biggest Creators.

Supporting the
Biggest Brands.

Creating
Incredible Impact.


CAPCOM

INVITATIONAL

Mafiathon

SpongeBob SQUAREPANTS
FORTNITE
ZONED

RAINBOW 6
SIEGE X

GAMESQUARE
CLICK

CREATOR
SHOWDOWN
ROBLOX


FAZEPROSHOP

Recent Growth

- Strong sales pipeline growth in 2025
- Momentum building across key segments *(gaming & entertainment)*
- Crypto focused strategy creating new biz opportunities within web3 vertical
- Rising demand for full-service and creator-led solutions
- Positioned for continued revenue expansion

Key Wins in 2025

rekt
EPIC GAMES
mastercard
AZUKI
UBISOFT
Paramount
LEGO FORTNITE
CARLYLE TOOLS
Mafiathon3
100 THIEVES
DairyMAX YOUR Local Dairy Council

Positioned for the Future

Accelerating our timing to profitability

- Our operating business is growing, improving margins, and is bolstered by yield generation
- Acquired a profitable business and exited a mature loss-making business

Creator Talent Management is a natural fit for us

- We have deep experience and connections in the Creator space
- Talent is a strong entry point to bring brands into our complementary ecosystem

Focus on high margin and high growth business areas

- Exited low margin, high cost areas of the business
- Increased focus on Social Media and Immersive Experiences, where the eyeballs and dollars are migrating

Differentiated Digital Asset Strategy

- Differentiated DAT strategy is focused on supporting the core business to efficiently raise capital, improve balance sheet and enhance returns on excess capital
- GameSquare is not focused on becoming a pure play DAT company

2H 2025 Pro Forma Guidance

2H Revenue	$36.8M
Adj. EBITDA	$2.9M

- Gross Margin expected to double due to shut down of Frankly, acquisition of Click, and ETH yield
- Click 2H contribution $7M
- Contribution from crypto sector deals expected to contribute $3M

Balance Sheet Improvement

	Dec. 31, 2024	Sep. 30, 2025
TOTAL ASSETS	**$ 78,730,447**	**$ 121,119,259**
TOTAL ASSETS (Excl. Intangible Assets)	**50,759,732**	**110,219,701**
Total Digital Asset Treasury	**-**	**75,466,949**
Total Accounts Payable	**27,349,372**	**18,445,123**
Total Debt	**19,891,945**	**-**

P&L Summary

	Q3 25	Q2 25	Variance $	Variance %
Revenue	**15,481,169**	**15,852,706**	**(371,537)**	**-2%**
COS	8,749,004	13,426,252	(4,677,248)	-35%
Gross Margin	**6,732,165**	**2,426,454**	**4,305,711**	**177%**
Gross Margin %	**43%**	**15%**	**-**	
OPEX	6,947,136	5,922,105	1,025,031	17%
Adj. EBITDA	**(214,971)**	**(3,495,651)**	**3,280,680**	**-94%**

EXPERIENCED AND DRIVEN LEADERSHIP

MANAGEMENT TEAM



JUSTIN KENNA
CEO



MIKE MUNOZ
CFO



TYLER "Ninja" BLEVINS
CIO



JOHN WILK
GENERAL COUNSEL



DOUG ROSEN
CHIEF COMMERCIAL & STRATEGY OFFICER



AMAREE TANAWONG
COO

PROVEN BOARD MEMBERS



TOM WALKER
CFO DALLAS COWBOYS & JONES FAMILY OFFICE



TRAVIS GOFF
PRESIDENT GOFF CAPITAL



JUSTIN KENNA
CHAIRMAN, PRESIDENT & CEO



JEREMI GORMAN
CRO, FANATICS



STU PORTER
CEO, DENHAM CAPITAL



PAUL HAMILTON
ATLANTA ESPORTS VENTURES

KEY INVESTORS



JERRY JONES
OWNER, PRESIDENT & GM DALLAS COWBOYS, NFL



JOHN C. GOFF
FOUNDER GOFF CAPITAL
CEO CRESCENT REAL ESTATE,
CHAIRMAN CONTANGO OIL & GAS

Thank you!


GAMESQUARE

Justin Kenna
CEO, GameSquare
justin@gamesquare.com

Case Study:
CREATOR SHOWDOWN

ROBLOX

WHAT WE DID

We brought together eight of Roblox's most beloved creators for a 3-hour, live, team-based competition, complete with bespoke branding and a $50K prize pool. The event was amplified through creator content, VODs, and official Roblox platform promotion, including placement on "The Block."

WHY WE SUCCEEDED

The format was genuinely first-of-its-kind, giving talent something new to rally their audiences around while feeling premium and creator-led. Strong platform support and early buy-in from creators and partners drove momentum, proving the concept's potential to scale into a serialized franchise.

346K	24M+
HOURS WATCHED	SOCIAL IMPRESSIONS


GAMESQUARE


LEADERBOARD


CREATOR
SHOWDOWN

Case Study:
BRITISH HEART FDN.

British Heart Foundation

WHAT WE DID

We partnered with popular streamers to promote awareness of heart conditions, leveraging custom digital assets native to the target audience to capture and retain attention.

WHY WE SUCCEEDED

We “flatlined” Twitch streams with a custom BHF overlay that sent chat into a spiral as to what was happening live on stream!

18M
IMPRESSIONS

94%
BRAND RECALL


Mitrović
79 OVR
63 PAC
79 SHO
61 PAS
70 DRI
27 DEF
88 PHY
REFRESH RESULTS
Saka
Mahrez
Koundé
Grealish
Laporte
Trippier
Raúl de Tomás
Musso


Be right back
British Heart Foundation
Learn how to save a life:
Learn CPR free in 15 minutes at bhf.org.uk/revivr

Case Study:
INTO THE ZONE

EPIC GAMES FORTNITE

WHAT WE DID

We invited the Fortnite community to celebrate its most iconic creators through a series of fan-first creator meet-and-greet events!

WHY WE SUCCEEDED

We built each event into a full-fledged experience, bringing each creator's unique vibe and relationship to their fanbase to life though tailored event programming.

18M+
VIEWS

80K
HOURS WATCHED



Case Study:
TMNT GAME LAUNCH

WHAT WE DID
We amplified the launch of TMNT creator tools and islands in Fortnite, partnering with creators and celebrities across the internet to help the turtles stop the scroll and dominate the feed!

WHY WE SUCCEEDED
We connected the turtles to major cornerstones of pop culture, making the moment bigger than Fortnite!

25M+ IMPRESSIONS

850K ENGAGEMENTS


THE KNICKS ARRIVED TO THE GAME AS THE NINJA TURTLES
>> SWIPE! >>




12:30:30
701499/702000
WORLD RECORD: 701499

→ GameSquare

Case Study:
SPONGEBOB IN FORTNITE

WHAT WE DID

We built 4 SpongeBob-themed Fortnite games in UEFN! Each map launch leveraged popular creators and Fortnite news channels to get the word out, generating positive sentiment across the broader community.

WHY WE SUCCEEDED

We built maps core to trending player behavior on Fortnite, while keeping the nautical spirit of SpongeBob in the gameplay! Our Bikini Bottom Prop Hunt was the #1 Prop Hunt during launch week, and the 3rd highest peak for a Prop Hunt in 2024!

26M+	95M
IMPRESSIONS	MINUTES PLAYED


GAMESQUARE


VS


Nick Eh 30 - 450
Map Swap:
00:07
1st | Typical Gamer - 1,400

Case Study: MONSTER HUNTERS

CAPCOM

MONSTER HUNTER WILDS

WHAT WE DID

Capcom partnered with GameSquare to plan and execute an unforgettable streamathon to drive mass awareness to their new game launch: Monster Hunter Wilds.

WHY WE SUCCEEDED

The team executed a 12-hour marathon stream featuring viral creator IShowSpeed as the headlining talent with supporting streams from cosplayers donning custom Monster Hunter Wilds weapons and armor!

72+	7.1%
EARNED POSTS	EARNED MEDIA ER




00 08 36
HOURS MINUTES SECONDS
ISHOWSPEEDSUI ISHOWSPEED ISHOWSPEED


00 03 02

Case Study:

HALO MAJOR: ATL

WHAT WE DID

Our team produced the Halo Championship Series Major in Atlanta, delivering a top esports competition in partnership with FaZe Clan.

The event showcased how endemic esports brands and publishers can come together for a globally relevant, culturally resonant tournament.

972K
HOURS WATCHED

78K
PEAK VIEWERS


GAMESQUARE




HALO
CHAMPIONSHIP SERIES
MAJOR
ATLANTA, GA
2024
343